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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 19, 1999

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                      CENTERTRUST RETAIL PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)

                            Commission File: 1-12588

                  Maryland                                       95-4444963
        (State or other jurisdiction                          (I.R.S. Employer
      of incorporation or organization)                     Identification No.)

                            3500 Sepulveda Boulevard
                       Manhattan Beach, California 90266
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 546-4520

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Item 5. Other Events

  On February 19, 1999 the Registrant made available additional financial and operational information concerning the Registrant, CenterTrust Retail Properties, Inc., and properties owned as of December 31, 1998, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.

Item 7. Financial Statements and Exhibits

  Financial Statements:
    None

  Exhibits:

   Exhibit
     No.   Description                                                   Page Number
   ------- -----------                                                   -----------
    99     Supplemental Information as of December 31, 1998............        4

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

  Dated: February 19, 1999

                                          CENTERTRUST RETAIL PROPERTIES, INC.

                                               /s/ Stuart J. S. Gulland
                                          By: _________________________________
                                                  Stuart J. S. Gulland
                                                Senior Vice President and
                                                 Chief Financial Officer

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